UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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LASER PHOTONICS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LASER PHOTONICS CORPORATION

1101 North Keller Road

Suite G

Orlando, Florida 32810

(407) 804-1000

November 12, 2025

Dear Fellow Shareholder:

You are cordially invited to attend the 2025 Annual Meeting of Shareholders of Laser Photonics Corporation (the “Company”) and any adjournments, postponements or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, December 30, 2025, virtually at https://edge.media-server.com/mmc/go/LASE2025AGM at 12:00 PM Eastern Time.

The matters to be voted on at the Annual Meeting by the holders of our common stock, par value $0.001 per share (“Common Stock”), are: (i) the election of four (4) director nominees to our Board of Directors (our “Board”); and (ii) the ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for fiscal year 2025 (the year that will end on December 31, 2025). We may also transact such other business that may properly come before the Annual Meeting. Our Board recommends that you vote in accordance with our Board’s recommendations on all proposals using the enclosed proxy card.

Shareholders of record at the close of business on November 10, 2025, are entitled to notice of and are cordially invited to attend this Annual Meeting, or any adjournments or postponements thereof.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY by completing, signing and dating the enclosed proxy card and promptly mailing it, voting via the Internet or faxing it in accordance with the instructions on the enclosed proxy card. Returning your proxy card will not prevent you from attending the Annual Meeting but will ensure that your vote is counted if you are unable to attend in person.

The Notice of Internet Availability of Proxy Materials (the “Notice”) and proxy card will be mailed to shareholders on or about November 19, 2025.

On behalf of everyone at Laser Photonics Corporation, we are grateful for your continued trust and support. Thank you for being a Laser Photonics shareholder.

By order of the Board of Directors,

/s/ Wayne Tupuola
Wayne Tupuola
Chairman and Chief Executive Officer
Orlando, Florida
November 12, 2025

LASER PHOTONICS CORPORATION

1101 N. Keller Road, Suite G

Orlando, FL 32810

November 12, 2025

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Shareholders of Laser Photonics Corporation:

The 2025 Annual Meeting of Shareholders of Laser Photonics Corporation (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) will be held at 12:00 PM Eastern Time on Tuesday, December 30, 2025, virtually at https://edge.media-server.com/mmc/go/LASE2025AGM . As a shareholder, you will be able to attend and participate in the Annual Meeting virtually and will have the opportunity to listen to the meeting live, submit questions and vote.

As described more fully in the Company’s proxy statement detailing the business to be conducted at the Annual Meeting (the “Proxy Statement”), at the Annual Meeting, the holders of our Common Stock, par value $0.001 per share (“Common Stock”) will be asked to:

(1)	Elect four (4) directors to serve on our Board of Directors;

(2)	Ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm; and

(3)	Transact any other business that may properly come before the Annual Meeting.

Shareholders of record at the close of business on November 10, 2025, are entitled to notice of, and to vote at, the Annual Meeting. Such shareholders are urged to submit the enclosed proxy card, even if their shares were sold after such date.

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available at https://edge.media-server.com/mmc/go/LASE2025AGM .

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible so that your voice is heard. We urge you to VOTE TODAY by following the instructions on the enclosed proxy card to vote by the Internet or fax or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Returning the proxy does not deprive you of your right to attend and to vote your shares at the Annual Meeting in person. More information on voting your proxy card and attending the Annual Meeting can be found in the accompanying Proxy Statement. Please refer to “Proxy Voting Summary” on page 1 of the Proxy Statement and the instructions on the proxy card. If you are the beneficial owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a broker, bank or other nominee), you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. We urge you to instruct your broker, bank or other nominee to vote your shares “FOR” our Board’s director nominees and “FOR” Proposal 2 using the enclosed proxy card.

OUR BOARD STRONGLY RECOMMENDS VOTING “FOR” EACH OF OUR BOARD’S DIRECTOR NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2 USING THE ENCLOSED PROXY CARD.

By Order of the Board of Directors,

Wayne Tupuola

President and Chief Executive Officer

PROXY STATEMENT FOR

2025 ANNUAL MEETING OF SHAREHOLDERS OF

LASER PHOTONICS CORPORATION

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Laser Photonics Corporation, a Delaware corporation (“Laser Photonics ,” the “Company,” “we,” “us,” or “our”), for the 2025 Annual Meeting of Shareholders scheduled to be held on December 30, 2025 (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) at 12:00 PM, Eastern Time. The Annual Meeting will be held in a virtual format only, via a live webcast.

Only shareholders of record at the close of business on November 10, 2025 (the “Record Date”) are entitled to receive the Notice and to vote at the Annual Meeting. As of the Record Date, there were 22,477,567 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) issued and outstanding and entitled to vote at the Annual Meeting. This Proxy Statement and accompanying form of proxy card were first mailed or given to shareholders on or about November 19, 2025.

PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	3

CORPORATE GOVERNANCE	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14

EXECUTIVE COMPENSATION	15

PROPOSAL 1 – ELECTION OF DIRECTORS	22

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

PROXY VOTING SUMMARY

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider in deciding how to vote your shares, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

2025 Annual Meeting of Shareholders		Meeting Agenda
Date	December 30, 2025	Election of four (4) directors to serve on our Board of Directors

Time	12:00 PM, Eastern Time	Ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm

Place	https://edge.media-server.com/mmc/go/LASE2025AGM
Record Date	Shareholders holding the Company’s Common Stock as of November 10, 2025, are entitled to vote.

Voting Matters and Vote Recommendation

	Proposal	Board Recommendation	Reasons for Board Recommendation	More info
1.	Election of four (4) directors to serve on our Board of Directors	FOR each of the Company’s nominees	The Board and Nominating and Governance Committee believe that each of the Company’s four (4) Board candidates possess the skills, experience, and diversity of background to effectively monitor performance, provide oversight, and advise management on the Company’s long-term strategy and are best positioned to serve the interests of the Company’s shareholders.	Page 22

2.	Ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm	FOR	The Audit Committee of the Board of Directors believes that the appointment of M&K CPAS, PLLC is in the best interests of the Company and its shareholders.	Page 23

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ABOUT LASER PHOTONICS CORPORATION

We were formed as a Wyoming corporation on November 8, 2019. We changed our domicile to Delaware on March 5, 2021. We are a vertically integrated manufacturing company for photonics-based industrial products and solutions and, since recently acquiring the assets of Control Micro Systems, Inc. (“CMS”), have now expanded the market for our laser products into the large, growing pharmaceutical manufacturing vertical, in what we believe is a recession-resistant sector with significant barriers to entry. On August 5, 2025, we also acquired the assets of Beamer Laser, a company that manufactures IR fiber laser marking systems that provide standard, engineered and inline 1064nm IR laser marking solutions for a variety of industries used in tracking and traceability to serialization, 2D codes and decorative marking. We believe that the acquisition of these assets will be of substantial financial benefit in terms of its future sales given the importance of Beamer Laser’s standard industrial marking solutions and modular design to allow for smooth integration into manufacturing workflows, its U.S.-based manufacturing capabilities that should help us mitigate supply chain issues and tariffs to ensure better control over manufacturing quality, lead times and costs and with Beamer Laser’s established customer base, which includes Fortune 100 companies in aerospace, defense and pharmaceuticals, provide us with new growth opportunities for our other laser technology products.

We are pioneering a new generation of laser blasting technologies focused on disrupting the sandblasting and abrasives blasting markets. We offer a full portfolio of integrated laser blasting solutions for corrosion control, rust removal, de-coating, pre-welding and post-welding, laser cleaning and surface conditioning. Our solutions span use cases throughout product lifecycles, from product fabrication to maintenance and repair, as well as aftermarket operations. Our laser blasting solutions are applicable in most industries dealing with materials processing, including automotive, aerospace, healthcare, consumer products, shipbuilding, heavy industry, machine manufacturing, nuclear maintenance and de-commissioning and surface coating.

Our vertically integrated operations allow us to reduce development and advanced laser equipment manufacturing time, offer better prices, control quality and protect our proprietary know-how and technology compared to other laser cleaning companies and companies with competing technologies.

We initiated our sales efforts in December 2019. By December 31, 2024, we had net revenues of $3.4 million. We are strategically positioned to drive growth and innovation in the laser technology market by targeting three key customer segments: government entities, Fortune 1000 companies, and medium/small businesses. Each of these segments presents unique opportunities and challenges, and our business model is designed to cater specifically to the needs and growth potential within each category.

For government entities, we provide highly specialized laser solutions that meet stringent regulatory and performance standards. This segment benefits from our expertise in delivering reliable, durable, and effective laser systems for various applications, from defense and aerospace to public infrastructure projects. Working with government clients not only solidifies our reputation as a trusted provider of advanced laser technology but also paves the way for new contracts and collaborative projects. One of our current projects is the Laser Shield Anti-Drone System (“LSAD”), a joint development with our affiliate, Fonon Technologies, to create a laser defense system to serve as an immediate response defense system for addressing the threat of small-scale unmanned aerial systems in conflict zones and expeditionary locations. We successfully completed a test of the LSAD prototype at our Orlando facility.

Fortune 1000 companies represent another critical segment, where our laser technology can significantly enhance operational efficiency, precision, and productivity. By addressing the unique challenges of large-scale industrial applications, we position ourselves as an essential partner in the innovation strategies of these corporations. Our advanced laser solutions help these clients stay competitive and maintain high-quality standards, driving repeat business and fostering long-term partnerships.

Medium and small businesses constitute the third pivotal segment of our customer base. Recognizing the distinct needs and constraints of this market, we launched the Service Partner Network (SPN). This initiative is designed to empower medium and small businesses by providing them access to mobile demonstration units, enabling them to experience the advantages of our laser technology firsthand. The SPN serves a dual purpose: it facilitates immediate equipment sales and acts as a catalyst for demonstrating the practical benefits and capabilities of our products.

Through the SPN, we also support entrepreneurs looking to start their own mobile laser cleaning or rental service businesses. Our marketing team plays a crucial role in this ecosystem by generating and distributing leads to SPN members for a fee, thereby creating a continuous revenue stream. This collaborative approach not only bolsters the success of our SPN partners but also promotes sustained long-term revenue growth for us.

By strategically targeting these three customer segments and leveraging the SPN to enhance our market penetration and product visibility, we believe we are well-positioned for robust growth. Our comprehensive business model not only enhances customer engagement and satisfaction across diverse markets but also solidifies our standing as an innovative leader in the laser technology industry.

We market our products globally through our direct sales force which is located in the United States.

We have a perpetual, worldwide exclusive license agreement with ICT Investments, LLC (“ICT Investments”), an affiliate of the Company as discussed below, to sell the Laser Photonics™ branded equipment for laser cleaning and rust removal, in exchange for a royalty equal to 6.5% of the gross sales of the equipment incorporating the licensor technology.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

What is the purpose of the 2025 Annual Meeting?

The 2025 Annual Meeting is being held to ask our shareholders to consider and act upon the following matters:

●	Proposal No. 1 – Election of four (4) directors to serve on our Board of Directors;
●	Proposal No. 2 – Ratification of the appointment of M&K CPAS, PLLC (“M&K CPAS”) as our independent registered public accounting firm;
●	Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What does our Board of Directors recommend?

The Board of Directors recommends that you vote on the proxy card as follows, whether or not you plan to attend the Annual Meeting:

●	Proposal No. 1 – FOR the election of four (4) directors to serve on our Board of Directors;
●	Proposal No. 2 – FOR the ratification of the appointment of M&K CPAS as our independent registered public accounting firm;

Who may attend the Annual Meeting?

You are entitled to participate in the Annual Meeting only if you were a holder of Common Stock as of the close of business on the record date, November 10, 2025 (the “Record Date”), or your authorized representative, or you hold a valid proxy for the Annual Meeting. Shareholders must pre-register in order to attend and vote by ballot at the Annual Meeting. Please see the section below “How do I attend the Annual Meeting?” for instructions about how to pre-register.

We will be hosting the Annual Meeting live via the Internet rather than in person. Our Board annually considers the appropriate format of our Annual Meeting and concluded that a virtual meeting would make our Annual Meeting more accessible to our shareholders and would also best safeguard the health and safety of shareholders, employees and directors this year.

Who is entitled to vote in connection with the Annual Meeting?

Only shareholders of record at the close of business on November 10, 2025, the Record Date for the Annual Meeting, are entitled to receive notice of and vote in connection with the Annual Meeting.

Who is allowed to attend the virtual Annual Meeting?

Shareholders as of the close of business on the Record Date (November 10, 2025), or their authorized representatives, are welcome to attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we recommend that you also vote by proxy as soon as possible so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

How do I attend the Annual Meeting?

To join the virtual Annual Meeting, log into . https://edge.media-server.com/mmc/go/LASE2025AGM . To participate in the Annual Meeting, you will need to have your control number, which is included on the Notice of Annual Meeting of Shareholders (the “Notice”) or proxy card.

The live audio webcast of the Annual Meeting will begin promptly at 12:00 PM Eastern Time. Online access to the audio webcast will open prior to the start of the meeting to allow time for shareholders to log in and test the computer audio system. We encourage you to log in prior to the meeting start time. We will have a support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the webcast of the meeting. If you encounter technical difficulties accessing the webcast, please visit https://edge.media-server.com/mmc/go/LASE2025AGM .

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by fax as instructed on the proxy card.

If you plan to attend the Annual Meeting in person, please pre-register at https://edge.media-server.com/mmc/go/LASE2025AGM . To participate in the Annual Meeting, you will need to have your control number, which is included on the Notice. If your shares are held by a brokerage firm, bank, or a trustee, you should provide proof of beneficial ownership as of the Record Date, such as a bank or brokerage account statement or other similar evidence of ownership.

May I ask questions at the Annual Meeting?

No. We will limit the virtual Annual Meeting to voting on the two Proposals set forth above.

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How many shares are outstanding? What constitutes a quorum?

At the close of business on November 10, 2025, the Record Date for the Annual Meeting, 22,477,567 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting.

Business may not be conducted at the Annual Meeting unless a quorum is present. Under the Bylaws of the Company (the “Bylaws”), the presence in person or by proxy of the holders of a majority of the stock issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at all meetings of the stockholders. If you submit a properly executed proxy or voting instruction card via mail or fax or properly cast your vote via the Internet, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal.

What are the voting rights of shareholders? How many votes do I have?

Holders of our Common Stock are entitled to one vote per share owned on each matter that is properly brought before the Annual Meeting and on which our common shareholders are entitled to vote.

Cumulative voting is not permitted in the election of directors.

Why did you provide me this Proxy Statement? Who is soliciting proxies for the Annual Meeting with this Proxy Statement?

We provided you this Proxy Statement because you were a holder of our Common Stock as of the Record Date, and the Board is soliciting your proxy to vote your stock at the Annual Meeting on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting. By completing, signing, dating and returning the enclosed proxy card and voting instruction form, or by submitting your proxy and voting instructions via the Internet or by fax, you are authorizing the proxy holders to vote your shares of our Common Stock at the Annual Meeting as you have instructed.

Under applicable SEC rules and regulations, members of the Board, the Board’s directors, director nominees and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting.

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By voting your proxy via the Internet, fax, or, by mailing a proxy using the instructions detailed on the Notice that you received in the mail, you are giving the Company’s designated proxy holder, Wayne Tupuola, the authority to vote your shares in the manner you indicate on your proxy card. This proxy statement includes information that we are required to provide to you under the U.S. Securities and Exchange Commission (the “SEC”) rules and that is designed to assist you in voting your shares.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with the Company’s transfer agent, you are considered the shareholder of record, or a registered holder, with respect to those shares.

If your shares are held in a brokerage account or by a bank or other nominee (in street name”), you are considered the beneficial owner of those shares.

Your broker, bank or other nominee has enclosed a voting instruction form for you to use in directing your broker, bank or other nominee as to how to vote your shares. You must follow these instructions for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed voting instruction form, to vote your shares in line with our Board’s recommendations on the voting instruction form.

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What if I have shares registered in my name AND also have shares in a brokerage account? How do I vote my shares?

Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank or other nominee will send you instructions on how to vote those shares.

How do shareholders vote?

If your shares are held directly in your own name, and you received printed or electronic copies of the proxy materials, you may vote your shares by proxy in advance of the Annual Meeting using the control number included on your proxy card in order to be able to vote your shares. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by doing one of the following:

Vote via the Internet: Please go to the website www.Transhare.com, click on Vote Your Proxy and enter your Control Number.

Vote by Fax: You can vote your shares by fax by completing, signing, dating and faxing your proxy card to the fax number indicated on your proxy card, 202-521-3464.

Vote by Mail: You can vote your shares by mail by completing, signing, dating and returning your proxy card to:

Laser Photonics Corporation

c/o Issuer Direct Compliance

1110 Centre Point Curve, Suite 101

Mendota Heights, MN 55120

If you are a beneficial owner, or you hold your shares in “street name,” please follow the instructions provided by your bank, broker or other holder of record with respect to voting your shares. Please see the section below “How can I vote at the Annual Meeting?” for more information about how to vote at the Annual Meeting if you hold your shares in “street name”.

Shareholders may also vote by ballot while attending the virtual Annual Meeting. Please see the section below “How can I vote at the Annual Meeting?” for instructions about how to attend and vote by ballot at the Annual Meeting. However, we still encourage all shareholders to vote their shares in advance of the Annual Meeting, in case they are unable to attend the Annual Meeting for any reason.

What shares are included on a proxy or voting instruction card?

Each proxy or voting instruction card represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in street name through a broker, bank or other nominee. Please vote the shares on each proxy card or voting instruction card to ensure that all of your shares are counted at the Annual Meeting.

I have shares registered in my name and also have shares in a brokerage account. How do I vote those shares?

Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank or other nominee will send you instructions on how to vote those shares.

What is the deadline for voting?

The deadline for voting electronically is 11:59 p.m. (Eastern Time) on December 30, 2025. If voting by mail, we must have received your proxy card by this time. If you attend the Annual Meeting virtually, you may vote your shares electronically during the meeting. However, even if you plan to attend the Annual Meeting, we still encourage you to vote your shares ahead of time to ensure your voice is heard.

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How can I vote at the Annual Meeting?

Shareholders of record may vote their shares electronically at the Annual Meeting by following the instructions at https://edge.media-server.com/mmc/go/LASE2025AGM or by following the instructions provided on the enclosed proxy card.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares on the proxy card by Internet, fax or mail prior to the Annual Meeting.

The Company is incorporated under Delaware law, which specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the shareholder. The electronic voting procedures provided for the Annual Meeting are designed to authenticate each shareholder by the use of a control number to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

If you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. In most cases, you will be able to do this by mail, via the Internet or by fax. Alternatively, you may obtain a “legal proxy” from your broker, bank or other nominee and register in advance to attend the Annual Meeting at https://edge.media-server.com/mmc/go/LASE2025AGM prior to the Annual Meeting.

If a shareholder gives a proxy, how are the shares voted?

The shares represented by the proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card, whether it is returned by mail, fax, or Internet.

If you sign and return your proxy card, but do not give voting instructions, your shares will be voted by the persons named as proxies on your proxy card on each matter in accordance with the recommendation of the Board of Directors or, if no recommendation is made by the Board of Directors, in the discretion of the proxies.

What is the effect of a broker non-vote on the proposals to be voted on?

Under the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), brokers and nominees generally have discretionary authority to vote such shares on routine matters, but not on other matters. Accordingly, brokers and nominees will not have discretionary authority to vote on the following matter at the 2025 Annual Meeting:

●	The election of members to our Board of Directors

For the matter above, if you are a street name beneficial shareholder, then you must indicate to your broker how you would like to vote.

Only the proposal to ratify the appointment of M&K CPAS as the Company’s independent registered public accounting firm for fiscal year 2025 (Proposal No. 2) is a routine matter for which your broker will have discretionary voting authority.

If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item, a “broker non-vote” occurs.

Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this proxy statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by the proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies on the enclosed proxy card.

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Will my shares be voted if I do nothing, or if I do not vote for some of the proposals listed on my proxy card?

If your shares are registered in your name, you must sign and return a proxy card for your shares to be voted, unless you vote via the Internet, by fax, or attend and vote at the Annual Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card and do not provide voting instructions on any matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by fax as instructed on the proxy card, whether or not you plan to attend the Annual Meeting.

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Your broker, bank or other nominee will be able to vote your shares with respect to Proposal 2. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed proxy card, to vote your shares in accordance with our Board’s recommendations, whether or not you plan to attend the Annual Meeting.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

●	Delivering written notice to Carlos Sardinas, the Company’s Secretary, that is received before the Annual Meeting;
●	Submitting a later dated proxy over the Internet or by fax in accordance with the instructions in the proxy card; or
●	Voting your shares electronically during the Annual Meeting.

If your shares are held in street name, you should contact your broker, bank or other nominee to change your vote or revoke your proxy.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET OR BY FAX AS INSTRUCTED ON THE PROXY CARD “FOR” THE COMPANY’S DIRECTOR NOMINEES AND “FOR” PROPOSAL 2.

What should I do if I receive more than one proxy card or other sets of proxy materials from the Company?

If your shares are held in more than one account, you will receive more than one proxy card, and in that case, you can and are urged to vote all of your shares “FOR” the Company’s nominees and “FOR” Proposal 2 by signing, dating and returning all proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote by fax or via the Internet, please vote “FOR” the Company’s nominees and “FOR” Proposal 2 using each proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

What vote is required to approve each proposal at the Annual Meeting?

A majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required for approval of each proposal. For the proposal of the election of four (4) directors to serve on our Board of Directors, shares entitled to vote at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority. For the other proposals, abstentions are considered shares present and entitled to vote on the proposal, and, thus, will have the same effect as a vote “Against” such proposal. Broker non-votes, if any, will have no effect on the outcome of such proposal.

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Other Matters: Approval of any other matter that comes before the Annual Meeting generally will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting, although a different number of affirmative votes may be required, depending on the nature of such matter.

Who will count the votes?

Equiniti Trust Company LLC will serve as the independent inspector of election (the “Inspector of Election”) and, in such capacity, will count and tabulate the votes.

Where can I find the voting results of the Annual Meeting?

We will report voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

If I can’t attend the Annual Meeting, can I vote later?

We encourage shareholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials, regardless of whether you think you will be able to attend the Annual Meeting. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.

What happens if the Annual Meeting is adjourned?

Unless a new Record Date is fixed, your proxy will still be valid and may be used to vote shares of our Common Stock at the adjourned Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted upon at the Annual Meeting?

No. Delaware law does not provide shareholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

How do I request a paper copy of the proxy materials?

The proxy materials are posted on our website at www.Laser Photonics.com and are available from the SEC at its website www.sec.gov.

THE PROXY CARD WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES AND “FOR” PROPOSAL 2. THE COMPANY’S NAMED PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

Your Vote Is Important. Whether You Own One Share or Many,

Your Prompt Cooperation in Voting Your Proxy is Greatly Appreciated.

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CORPORATE GOVERNANCE

Board Composition and Election of Directors

Our Board of Directors is currently comprised of four directors, three of whom qualify as independent directors under applicable Nasdaq standards. Our Board seeks members with varying professional backgrounds and other differentiating perspectives and characteristics who combine a broad spectrum of experience and expertise with a reputation for integrity and interest in the digital deals and gift card industry. The Board believes that maintaining a diverse membership enhances the Board’s discussions and oversight of the Company and enables the Board to better represent all of the Company’s shareholders.

In accordance with the terms of our current certificate of incorporation and bylaws, the term of office of each director expires at our annual meeting of stockholders or until their successors are duly elected and qualified.

Director Independence

In accordance with the Nasdaq Marketplace Rules, we have a majority of independent directors, and the independent directors serve on and are the only members of our audit, compensation and nominating and corporate governance committees.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below.

Audit Committee

Our Audit Committee is comprised of Troy Parkos, Carlos Garcia and Tim Miller, each of whom our board has determined is financially literate and qualifies as an independent director under Section 5605(a)(2) and Section 5605(c)(2) of the Nasdaq rules. Carlos Garcia serves as Chairman of the Audit Committee.

The functions of our Audit Committee include, among other things:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing our policies on risk assessment and risk management;

●	reviewing and approving related party transactions;

●	obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law;
●	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm; and

●	Overseeing our cybersecurity program and management of cybersecurity risks.

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Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors.

The Audit Committee has discussed with management and the independent auditor the Company’s annual audited financial statements for the year ended December 31, 2024. The Audit Committee has discussed with M&K CPAS, the Company’s independent auditor for the 2024 fiscal year, matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received written disclosures and letters from M&K CPAS and has discussed their independence from management and the Company. Based upon the reviews and discussions, the Audit Committee recommended to the Board of Directors that the previously mentioned audit financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

Compensation Committee

Our Compensation Committee is comprised of Troy Parkos, Carlos Garcia and Tim Miller. Our board has determined that each of Messrs. Parkos, Garcia and Miller qualifies as an independent director under Section 5605(a)(2) of the Nasdaq rules and a “non-employee director” for purposes of Section 16b-3 under the Exchange Act and does not have a material relationship with us that would affect his or her ability to be independent from management in connection with the duties of a Compensation Committee member, as described in Section 5605(d)(2) of the Nasdaq rules. Mr. Miller is the Chairman of our Compensation Committee.

Our Compensation Committee has adopted a written Compensation Committee charter that provides that the functions of our Compensation Committee include, among other things:

●	reviewing and approving, or recommending to our Board of Directors for approval, the compensation of our executive officers and any compensatory arrangement with our executive officers;

●	reviewing and recommending to our Board of Directors for approval the compensation of our directors and any changes to their compensation;

●	reviewing and approving, or recommending to our Board of Directors for approval, and administering incentive compensation and equity incentive plans; and

●	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Messrs. Parkos, Garcia and Miller, each of whom our board has determined qualifies as an independent director under Section 5605(a)(2) of the Nasdaq rules. Mr. Parkos is the Chairman of our Nominating and Corporate Governance Committee.

The role of our Nominating and Corporate Governance Committee includes, among other things:

●	identifying, evaluating and selecting, or making recommendations to our Board of Directors regarding, nominees for election to our Board of Directors and its committees;

●	overseeing the evaluation and the performance of our Board of Directors and of individual directors;

●	considering and making recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

●	overseeing our corporate governance practices;

●	contributing to succession planning; and

●	developing and making recommendations to our Board of Directors regarding corporate governance guidelines and matters.

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The Nominating and Corporate Governance Committee will consider persons recommended by shareholders for inclusion as nominees for election to our Board of Directors if the information required by our Bylaws is submitted in writing in a timely manner and addressed and delivered to our Secretary at the address of our executive offices. The Nominating and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by shareholders, based on numerous factors it considers appropriate, including but not limited to industry experience, strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors.

Cyber Risk Management and Strategy

Under the oversight of the Board of Directors and Audit Committee, we have implemented and maintain a risk management program that includes processes for the systematic identification, assessment, management, and treatment of cybersecurity risks. Our cybersecurity oversight and operational processes are integrated into our overall risk management processes, and cybersecurity is one of our designated risk categories. We use the National Institute of Standards and Technology Cybersecurity Framework to guide our approach, ensuring a structured and comprehensive strategy for managing cybersecurity risks. We implement a risk-based approach to the management of cyber threats, supported by cybersecurity technologies, including automated tools, designed to monitor, identify, and address cybersecurity risks. In support of this approach, our IT security team implements processes to assess, identify, and manage security risks to the company, including in the areas of security and compliance, application security, infrastructure security and data privacy. This process includes regular compliance and critical system access reviews. In addition, we conduct application security assessments, vulnerability management, penetration testing, security audits and ongoing risk assessments as part of our risk management process. We also maintain an incident response plan to guide our processes in the event of an incident. We also have a process to require corporate employees to undertake cybersecurity training and compliance programs annually.

We utilize third parties and consultants to assist in the identification and assessment of risks, including to support tabletop exercises and to conduct security testing.

Further, we have processes in place to evaluate potential risks from cybersecurity threats associated with our use of third-party service providers that will have access to Company data, including a review process for such providers’ cybersecurity practices, risk assessments, contractual requirement and system monitoring.

We continue to evaluate and enhance our systems, controls, and processes where possible, including in response to actual or perceived threats specific to us or experienced by other companies.

Risk Management Oversight and Governance

Our Board of Directors has oversight of our cybersecurity program and has delegated the quarterly assessments and management of cybersecurity risks to the Audit Committee.

Our IT Manager and our IT Administrator oversee our information security program and lead our information security team. Our IT Manager has primary responsibility for assessing and managing our cybersecurity threat management program, informed by over ten years of experience leading cross-functional organizations in the development and operation of large-scale systems.

Our IT Manager reports quarterly to Audit Committee of the Board of Directors on the information security program and related cyber risks and provides an annual update to the Board of Directors on the Company’s overall risk management strategy, which includes addressing cybersecurity risks. Any cybersecurity incidents at the Company are reported to the Audit Committee by the IT Manager.

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Code of Ethics

We have adopted a code of business conduct and ethics that applies to our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. The full text of our Code of Business Conduct and Ethics is published in the Investors section of our website at www.Laser Photonics.com. We intend to disclose any future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of any such amendment or waiver.

Board Demographics and Skills Matrix

The matrix below provides information regarding our directors’ knowledge, skills, experiences, tenure, age and professional attributes, as well as certain demographic information that is based on the voluntary self-identification of each member of our Board. The matrix does not encompass all the knowledge, skills, experiences, or attributes of our directors, and the fact that we do not list a particular item does not mean that a director does not possess it. In addition, the absence of a particular knowledge, skill, experience, or attribute with respect to a director does not mean the director is unable to contribute to the decision-making process in that area. The type and degree of knowledge, skill and experience listed below may vary among the members of the Board.

Skills and Experience	Tupuola	Parkos	Garcia	Miller
Public Company Board	●	●	●	●
Public Company Executive	●	●	●
Laser Photonics Industry	●	●		●
Finance/Accounting	●	●	●	●
Government/Policy/Legal	●	●	●
Marketing/Sales	●	●		●
Technology/Digital	●	●	●
Tenure and Independence
Tenure (Years)	6	2	1	1
Independence		●	●	●
Demographics
Age	65	54	79	71

For more information about our Board of Directors and Corporate Governance, see “Corporate Governance” below.

Profiles of Our Director Nominees

Wayne Tupuola has been our Chairman, President and Chief Executive Officer since August 2014. He joined our company as Chief Financial Officer in July 2013, leading our restructuring, and was promoted the following year. Mr. Thakker is an entrepreneurial leader with more than 20 years in finance and operations. He has significant hands-on experience in building and growing new and existing businesses in the online space. He founded and served as President of TripRental.com and TripRental Software, an online listing site for vacation rental properties, from March 2011 to June 2013. He previously served as the Chief Financial Officer for Apartments.com, a Classified Ventures Company from 2006 to 2011. Mr. Thakker also held leadership roles in financial management at Abbott Laboratories and Baxter International Inc. Mr. Thakker received an M.B.A. from Northwestern University’s Kellogg School of Management and is an accredited certified public accountant (inactive).

Troy Parkos has been a member of the Board since August 15, 2023. Since June 1994, Mr. Parkos has been employed by Fastenal Company, a global distributor of wide-ranging industrial and construction products having annual sales in 2022 of approximately $7 billion. Mr. Parkos started his career at Fastenal Company as a sales representative from 1994 to 1997, becoming a Regional Sales Consultant Manager from 1997 to 2007, a District Manager from 2007 to 2018 and, since 2018, Vice President overseeing approximately 1,000 employees throughout the United States. Mr. Parkos has expertise in industrial sales, operations, and supply chain management, including partnering with Federal Government prime and DOD contractors and dealing with MRO and OEM manufacturers. Mr. Parkos graduated Magna Cum Laude from the University of Wisconsin with a Bachelor of Science in Industrial Technology Management in May 1994. Laser Photonics believes that the expertise that Mr. Parkos has with the procurement processes and supply chains of Fastenal Company’s customer base and experience in managing a large sales force will be valuable to it as it expands its sales.

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Carlos M. Gonzalez has been a member of the Board since February 6, 2024. Since August 2013, Mr. Gonzalez has served as Managing Director of Global Pangermex, LLC, a distributor of chemicals for the treatment of fruits and commercial seafood on a global basis, including through access to financial services such as insurance and financing. Mr. Gonzalez concurrently from October 2013 to July 2017 served as the International Trade Finance & Business Development Director for Unified Energy Solutions, Inc., a company assisting medium to large users of energy with the planning, including financing products and services, to provide economically feasible alternative green energy sources of energy using only quality U.S. or European made products. From April 2009 to September 2013, Mr. Gonzalez was the Business Development Director of Sfinkx Corporation, a manufacturer of high-tech industrial laser equipment and photovoltaic energy-generating equipment. Mr. Gonzalez previously held for over 25 years several executive officer positions with large and medium-sized banks, including Wells Fargo, SunTrust Bank, Banco Popular North America, and Fifth Third Bank. Mr. Gonzalez was an Adjunct Professor of Finance at the University of Central Florida, School of Business Administration, from 1988 to 1995. Mr. Gonzalez received his B.S. degree in Business Administration from Portland State University with a minor in Finance and Marketing. His professional education includes the U.S. Army Command and General Staff College and the Florida Bankers Association’s International Banking School. He is a Vietnam and Operation Desert Storm veteran, received the U.S. Army Bronze Star Medal, and retired with the rank of Major.

Tim Miller has been a member of the Board since August 22, 2024. Since 1983, Mr. Miller served as the founder and CEO of Control Micro Systems, Inc. (“CMS”). CMS was a pioneer in software controls development for laser machines that expanded to cover a wide range of laser-based manufacturing processes, including laser marking, cutting, drilling, and welding and designing and building complete industrial laser systems, for a global customer base. Mr. Miller had four patents granted by the USPTO in aspects of laser manufacturing. By the time of its sale for over $10 million in 2019 to 600 Group PLLC, a company that until April 2024 was listed on the AIM market of the London Stock Exchange, CMS had grown, without any third-party financing, to over 55 employees with annual revenues over $10 million operating in a 40,000 sq. ft. facility. Mr. Miller graduated from the University of Central Florida in 1978 with a BS Degree in Computer Science. Laser Photonics believes that the experience that Mr. Miller has in the laser photonics industry and the growth of CMS as well as overseeing a successful exit for CMS qualifies him to be a valuable member of the Laser Photonics Board of Directors.

Executive Sessions

We regularly schedule executive sessions in which independent directors meet without the presence or participation of management. The chairs of various committees of our Board of Directors serve as the presiding director of such executive sessions on a rotating basis.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth certain information as of November 10, 2025, the beneficial ownership of our common stock by the following persons:

●	each person or entity who, to our knowledge, owns more than 5% of our common stock;

●	our named executive officers;

●	each current director; and

●	all of our current executive officers and directors as a group; and

There were 22,477,567 shares of our common stock outstanding on November 10, 2025. Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of November 10, 2025, are deemed outstanding. These shares of common stock, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Each person named in the table has sole voting and investment power and that person’s address is c/o Laser Photonics Corporation, 1101 North Keller Road, Suite G, Orlando, FL 32810.

Name of Beneficial Owner[1]	No. of Shares	% of Total Shares Outstanding	% of Total Voting Power
5% or Greater Stockholders
ICT Investments, LLC[2]	4,438,695	19.7%	19.7%
Fonon Corporation[2]	3,000,000	13.3%	13.3%
Fonon Technologies, Inc.[2]	935,000	4.2%	4.2%
Fonon Quantum Technologies, Inc.[2]	3,000,000	13.3%	13.3%
Named Executive Officers and Directors:
Wayne Tupuola	351,760	1.6%	1.6%
John Armstrong[3]	0	0
Carlos Sardinas	0	0
Tim Miller
Troy Parkos	0	0
Carlos M. Gonzalez	0	0
All Officers and Directors as a Group		1.6%	1.6%
*Represents less than 1%

(1)	Unless otherwise indicated, the address of such individual is c/o the Company.

(2)	Dmitriy Nikitin has voting control through his ownership of all membership interests of ICT Investments, LLC that controls Fonon Corporation, Fonon Quantum Technologies, Inc. and Fonon Technologies, Inc.

(3)	On July 25, 2025, John Armstrong resigned as Executive Vice President.

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EXECUTIVE COMPENSATION

Compensation Philosophy

The following is a discussion and analysis of our underlying our policies and decisions with respect to the compensation of our executive officers and what we believe are the most important factors relevant to an analysis of these policies and decisions. We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation disclosure rules. Our “named executive officers” for 2023 and 2024 were Wayne Tupuola, Carlos Sardinas and John Armstrong. The compensation of our named executive officers and our other current executive officers is based on individual terms approved by our Board of Directors. This section highlights key aspects of our compensation program.

Our Compensation Committee will oversee these compensation policies and, together with our Board of Directors, will periodically evaluate the need for revisions to ensure our compensation program is competitive with the companies with which we compete for executive talent.

Objectives and Philosophy of Our Executive Compensation Program

The primary objectives of the Board of Directors in designing our executive compensation program are to:

●	attract, retain and motivate experienced and talented executives;
●	ensure executive compensation is aligned with our corporate strategies, research and development programs and business goals;
●	recognize the individual contributions of executives while fostering a shared commitment among executives by aligning their individual goals with our corporate goals;
●	promote the achievement of key strategic, development and operational performance measures by linking compensation to the achievement of measurable corporate and individual performance goals; and
●	align the interests of our executives with our stockholders by rewarding performance that leads to the creation of stockholder value.

To achieve these objectives in the future, we expect that our Board of Directors and Compensation Committee will evaluate our executive compensation program with the goal of setting and maintaining compensation at levels that are justifiable based on each executive’s level of experience, performance and responsibility and that the board believes are competitive with those of other companies in our industry and our region that compete with us for executive talent. In addition, we expect that our executive compensation program will tie a substantial portion of each executive’s overall compensation to key strategic, financial and operational goals. We have provided, and expect to continue to provide, a portion of our executive compensation in the form of stock options and restricted stock that vest over time, which we believe helps to retain our executives and aligns their interests with those of our stockholders by allowing them to participate in the longer term success of our company as reflected in stock price appreciation.

Use of Compensation Consultants and Market Benchmarking

For purposes of determining total compensation and the primary components of compensation for our executive officers in 2024 and 2025, we did not retain the services of a compensation consultant or use survey information or compensation data to engage in benchmarking. In the future, we expect that our Compensation Committee will consider publicly available compensation data for national and regional companies in the laser cleaning industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Even if we retain the services of an independent compensation consultant to provide additional comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally, our Board of Directors and future Compensation Committee will ultimately make their own decisions about these matters.

Our annual cash bonus program is based upon the achievement of specified annual corporate and individual goals that will be established in advance by our Board of Directors or Compensation Committee. Our annual cash bonus program emphasizes pay-for-performance and will be intended to closely align executive compensation with achievement of specified operating results as the amount will be calculated on the basis of percentage of corporate goals achieved. The performance goals established by our Compensation Committee are based on our business strategy and the objective of building stockholder value. There are three steps to determine if and the extent to which an annual cash bonus is payable to a named executive officer. First, at the beginning of the year, our Compensation Committee determines the target annual cash incentive award for the named executive officer based on a percentage of the officer’s annual base salary for that year. Second, the Compensation Committee establishes the specific performance goals, including both corporate and individual objectives, that must be met for the officer to receive the award. Third, shortly after the end of the year, the Compensation Committee will determine the extent to which these performance goals were met and the amount of the award. Our Compensation Committee work with our chief executive officer to develop corporate and individual goals that they believe can be reasonably achieved with hard work over the course of the year and will target total cash compensation, consisting of base salaries and target annual cash bonuses.

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Stock-Based Awards

Our equity award program is the primary vehicle for offering long-term incentives to our executives. Our equity ownership guidelines for our executives provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, the vesting feature of our equity awards contributes to executive retention by providing an incentive for our executives to remain in our employ during the vesting period. Currently, our executives are eligible to participate in our 2019 stock incentive plan, which we refer to as the 2019 Plan. Our employees and executives are eligible to receive stock-based awards pursuant to our 2019 Plan. Under our 2019 Plan, executives are eligible to receive grants of stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights and other stock-based equity awards at the discretion of our Board of Directors.

Our employee equity awards have typically been in the form of stock options. Because our executives profit from stock options only if our stock price increases relative to the stock option’s exercise price, we believe stock options provide meaningful incentives for our executives to achieve increases in the value of our stock over time. While we currently expect to continue to use stock options as the primary form of equity awards that we grant, we may in the future use alternative forms of equity awards, such as restricted stock and restricted stock units. To date, we have generally used equity awards to compensate our executive officers in the form of initial grants in connection with the commencement of employment. In the future, we also generally plan to grant equity awards on an annual basis to our executive officers. We may also make additional discretionary grants, typically in connection with the promotion of an employee, to reward an employee, for retention purposes or in other circumstances recommended by management.

We normally grant stock awards to our employees that vest 25% of the shares on the first anniversary of the grant date and with respect to the remaining shares in approximately equal quarterly installments through the fourth anniversary of the grant date. Vesting ceases upon termination of employment and exercise rights cease shortly after termination of employment. Prior to the exercise of a stock option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights or the right to receive dividends or dividend equivalents.

We have granted, and going forward expect to grant, stock options with exercise prices that are set at no less than the fair value of shares of our common stock on the date of grant as determined by our Board of Directors.

Benefits and Other Compensation

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. We expect to maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance, and a 401(k) plan. All of our executives will be eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees.

In certain circumstances, we may award cash signing bonuses or may reimburse relocation expenses when executives first join us. Whether a signing bonus is paid or relocation expenses are reimbursed, and the amount of either such benefit, is determined by our Board of Directors on a case-by-case basis based on the specific hiring circumstances and the recommendation of our chief executive officer.

Severance and Change in Control Benefits

Pursuant to agreements we expect to enter into with certain of our executives, these executives will be entitled to specified benefits in the event of the termination of their employment under specified circumstances, including termination following a change in control of our company.

We believe providing these benefits helps us compete for executive talent. Based on the substantial business experience of the members of our Board of Directors, we believe that our severance and change in control benefits are generally in line with severance packages offered to executives by companies at comparable stages of development in our industry and related industries.

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Risk Considerations in Our Compensation Program

Our compensation programs do not, and in the future will not, encourage inappropriate actions or risk taking by our executive officers. We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on our company. In addition, we do not believe that the mix and design of the components of our executive compensation program will encourage management to assume excessive risks. We believe that our current business process and planning cycle fosters the behaviors and controls that would mitigate the potential for adverse risk caused by the action of our executives. We believe that the following aspects of our executive compensation program mitigate the potential for adverse risk caused by the action of our executives:

●	annual establishment of corporate and individual objectives for our performance-based cash bonus programs for our executive officers, which we believe is consistent with our annual operating and strategic plans, designed to achieve the proper risk/reward balance and not require excessive risk taking to achieve;

●	the mix between fixed and variable, annual and long-term and cash and equity compensation, which we believe encourages strategies and actions that balance our short-term and long-term best interests; and

●	equity incentive awards that vest over a period of time, which we believe encourages executives to take a long-term view of our business.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally disallows a tax deduction for compensation in excess of $1,000,000 per person paid to a publicly traded company’s chief executive officer and three other most highly paid officers, other than the chief financial officer.

We account for equity compensation paid to our employees in accordance with Financial Accounting Standards Board, or FASB, Accounting Standard Codification Topic 718, Compensation-Stock Compensation, or ASC 718, which requires us to measure and recognize compensation expense in our financial statements for all share-based payments based on an estimate of their fair value over the service period of the award. We record cash compensation as an expense at the time the obligation is accrued.

Summary Compensation Table

The following table reflects compensation paid or awarded to our named executive officers during the fiscal years ended December 31, 2024 and 2023.

SUMMARY COMPENSATION TABLE

Name and Principal Occupation[1]	Year	Salary($)	Bonus($)	Stock Awards($)	Option Awards ($)	All Other Compensation ($)	Total($)
Wayne Tupuola,	2024	200,000					200,000
Chief Executive Officer	2023	200,000	0	0	0	9,661	209,661
Jade Barnwell, Former Chief Financial Officer(1)	2023	73,217					73,217
Peter Evans, Former President(2)	2023	40,785					40,785
John Amstrong, Executive Vice President	2024	170,000					170,000
Carlos Sardinas, Chief Financial Officer (3)	2024	180,000					180,000

(1)	Jade Barnwell resigned as CFO on December 20, 2023.
(2)	Peter Evans was terminated as President of the Company on June 16, 2023.
(3)	John Armstrong resigned as Executive Vice President on July 25, 2025.
(4)	Carlos Sardinas entered into an Offer Letter Agreement with the Company on April 8, 2024.

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Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Defined Contribution Plan

We do not currently have a defined contribution plan.

Stock Option and Other Employee Benefit Plans

The purpose of the 2019 Plan is to advance the interests of our stockholders by enhancing our ability to attract, retain and motivate persons who are expected to make important contributions and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of our stockholders.

2019 Stock Incentive Plan

On December 2, 2019, our Board of Directors approved and December 3, 2019, our stockholders adopted our 2019 Stock Incentive Plan (the “2019 Plan”). The purpose of the Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship, and to stimulate an active interest of these persons in our development and financial success. Under the Plan, we are authorized to issue up to 10,000,000 shares of common stock, including incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long-term incentive awards.

Administration. The 2019 Plan is administered by the Board of Directors or the committee or committees as may be appointed by the Board of Directors from time to time (the “Administrator”). The Administrator determines the persons who are to receive awards, the types of awards to be granted, the number of shares subject to each such award and the terms and conditions of such awards. The Administrator also has the authority to interpret the provisions of the 2019 Plan and of any awards granted there under and to modify awards granted under the 2019 Plan. The Administrator may not, however, reduce the price of options or stock appreciation rights issued under the 2019 Plan without prior approval of the Company’s shareholders.

Eligibility. The 2019 Plan provides that awards may be granted to our employees, officers, directors and consultants or of any parent, subsidiary or other affiliate of the Company as the Administrator may determine. A person may be granted more than one award under the 2019 Plan.

Shares that are subject to issuance upon exercise of an option under the 2019 Plan but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award granted under the 2019 Plan but are forfeited or repurchased by the Company at the original issue price, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2019 Plan.

Terms of Options and Stock Appreciation Rights. The Administrator determines many of the terms and conditions of each option and SAR granted under the 2019 Plan, including whether the option is to be an incentive stock option or a non-qualified stock option, whether the SAR is a related SAR or a freestanding SAR, the number of shares subject to each option or SAR, and the exercise price of the option and the periods during which the option or SAR may be exercised. Each option and SAR is evidenced by a grant agreement in such form as the Administrator approves and is subject to the following conditions (as described in further detail in the 2019 Plan):

(a) Vesting and Exercisability: Options, restricted shares and SARs become vested and exercisable, as applicable, within such periods, or upon such events, as determined by the Administrator in its discretion and as set forth in the related grant agreement. The term of each option is also set by the Administrator. However, a related SAR will be exercisable at the time or times, and only to the extent, that the option is exercisable and will not be transferable except to the extent that the option is transferable. A freestanding SAR will be exercisable as determined by the Administrator but in no event after 10 years from the date of grant.

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(b) Exercise Price: Each grant agreement states the related option exercise price, which, in the case of SARs, may not be less than 100% of the fair market value of the Company’s shares of common stock on the date of the grant. The exercise price of an incentive stock option granted to a 10% stockholder may not be less than 125% of the fair market value of shares of the Company’s common stock on the date of grant.

(c) Method of Exercise: The option exercise price is typically payable in cash, common stock or a combination of cash of common stock, as determined by the Administrator, but may also be payable, at the discretion of the Administrator, in a number of other forms of consideration.

(d) Recapitalization; Change of Control: The number of shares subject to any award, and the number of shares issuable under the 2019 Plan, are subject to proportionate adjustment in the event of a stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like. Except as otherwise provided in any written agreement between the participant and the Company in effect when a change in control occurs, in the event an acquiring company does not assume plan awards (i) all outstanding options and SARs shall become fully vested and exercisable; (ii) for performance-based awards, all performance goals or performance criteria shall be deemed achieved at target levels and all other terms and conditions met, with award payout prorated for the portion of the performance period completed as of the change in control and payment to occur within 45 days of the change in control; (iii) all restrictions and conditional applicable to any restricted stock award shall lapse; (iv) all restrictions and conditions applicable to any restricted stock units shall lapse and payment shall be made within 45 days of the change in control; and (v) all other awards shall be delivered or paid within 45 days of the change in control.

(e) Other Provisions: The option grant and exercise agreements authorized under the 2019 Plan, which may be different for each option, may contain such other provisions as the Administrator deems advisable, including without limitation, (i) restrictions upon the exercise of the option and (ii) a right of repurchase in favor of the Company to repurchase unvested shares held by an optionee upon termination of the optionee’s employment at the original purchase price.

Amendment and Termination of the 2019 Plan. The Administrator, to the extent permitted by law, and with respect to any shares at the time not subject to awards, may suspend or discontinue the 2019 Plan or amend the 2019 Plan in any respect; provided that the Administrator may not, without approval of the stockholders, amend the 2019 Plan in a manner that requires stockholder approval.

There were no outstanding equity awards granted to our named executive officers that remain outstanding as of September 30, 2025.

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Limitation of Liability and Indemnification

Our certificate of incorporation provides that we are authorized to provide indemnification and advancement of expenses to our directors, officers and other agents to the fullest extent permitted by Delaware General Corporation Law.

In addition, our certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors for:

any breach of the director’s duty of loyalty to the corporation or its stockholders;

any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; unlawful payments of dividends or unlawful stock or redemptions;

or any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

Our certificate of incorporation also provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

Insider Trading Policies

We have adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees and their respective immediate family members, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, while they are in possession of material nonpublic information (the “Insider Trading Policy”). A copy of the Insider Trading Policy is attached as Exhibit 19.1 to our Form 10-K for the fiscal year ended December 31, 2024, that was filed with the SEC on June 24, 2025.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or has served during the last completed fiscal year, on the Compensation Committee or Board of Directors of any other entity that has one or more officers serving as a member of our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2024, we have engaged in the following transactions in an amount that exceeds $120,000 with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediately family members of our directors, executive officers and holders of more than 5% of our voting securities, and our co-founders. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

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ICT Investments is providing to the Company accounting services at a cost of $5,690 per month and various management services as needed bases. For the year ended December 31, 2024, pursuant to an arrangement with ICT Investments, the Company paid in total $65,000 for various services and management resources.

For the year ended December 31,2024, we distributed to Fonon Corporation $5,780,578, the majority of the distributions being related to payroll costs in connection with marketing and sales support services to the Company, and a lesser amount allocated for shared facility and overhead costs.

On April 3, 2025, and on April 16, 2025, we received from ICT Investments an unsecured loan in the principal amount of $220,000 and an unsecured loan in the principal amount of $440,000, respectively, to assist us in meeting certain expenses, including payroll. We issued promissory notes for each of these loans, with interest at $20,000 and $40,000 respectively, and a maturity date of May 31, 2025, and September 30, 2025, respectively.

On June 27, 2025, we received a temporary advance of $30,000 from Fonon Technologies, Inc. to support short-term liquidity needs. The advance was unsecured, non-interest bearing, and repayable on demand. We repaid the full amount to Fonon Technologies, Inc. in the subsequent month.

On August 5, 2025, we entered into an Asset Purchase Agreement (the “APA”) with Fonon Quantum Technologies, Inc., an affiliate of ICT Investments, to acquire the assets of Beamer Laser Marking Systems (“Beamer”), the laser capital equipment manufacturing division of ARCH Cutting Tools, Inc, a Michigan corporation. Under the terms of the APA, we agreed to issue 3,000,000 restricted shares of our common stock to Fonon Quantum Technologies, Inc. as payment for the Beamer assets, including its intellectual property and all contracts.

Policies and Procedures for Related Party Transactions

We do not have a formal policy regarding approval of transactions with related parties.

Indemnification

Our certificate of incorporation provides that we may indemnify our directors and officers to the fullest extent permitted by Delaware law. Our certificate of incorporation provides that we must indemnify our directors and officers to the fullest extent permitted by Delaware law and must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

Delinquent with Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). To the Company’s knowledge, based solely on a review of reports furnished to it, for the year ended December 31, 2024, all of the Company’s officers, directors and ten percent holders have made the required filings.

Proposals for the 2026 Annual Meeting of Shareholders

Rule 14a-8 Shareholder Proposals: To be considered for inclusion in our proxy statement for the 2026 annual meeting pursuant to Rule 14a-8 under the Exchange Act, the Company must receive notice of such shareholder proposal on or before October 26, 2025. The proposal must comply with the SEC rules regarding eligibility for inclusion in our proxy statement, and should be addressed to: Laser Photonics Corporation, 1101 N. Keller Road, Suite G, Orlando, FL 32810, Attention: CFO.

Universal Proxy Rules: In addition to satisfying any requirements under our Bylaws, to comply with the SEC’s universal proxy rules under Rule 14a-19, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 24, 2025.

Appraisal Rights

Shareholders do not have appraisal rights under Delaware law in connection with this proxy solicitation.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the “Report of the Audit Committee” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

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Forward-Looking Statements

Statements in this proxy statement which are not historical in nature are “forward-looking statements” within the meaning of the federal securities laws. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “outlook,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecast,” “mission,” “strive,” “more,” “goal,” or similar expressions and are based upon various assumptions and our experience in the industry, as well as historical trends, current conditions, and expected future developments. However, you should understand that these statements are not guarantees of performance or results and there are a number of risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed in the forward-looking statements, including, among others: cost inflation/deflation and commodity volatility; competition; reliance on third party suppliers; interruption of product supply or increases in product costs; changes in our relationships with customers and group purchasing organizations; our ability to increase or maintain the highest margin portions of our business; effective integration of acquisitions; achievement of expected benefits from cost savings initiatives; fluctuations in fuel costs; economic factors affecting consumer confidence and discretionary spending; changes in consumer eating habits; our reputation in the industry; labor relations and costs; access to qualified and diverse labor; cost and pricing structures; changes in tax laws and regulations and resolution of tax disputes; governmental regulation; product recalls and product liability claims; adverse judgments or settlements resulting from litigation; disruptions of existing technologies and implementation of new technologies; cybersecurity incidents and other technology disruptions; management of retirement benefits and pension obligations; extreme weather conditions, natural disasters and other catastrophic events; risks associated with intellectual property, including potential infringement; indebtedness and restrictions under agreements governing indebtedness; potential interest rate increases; and potential costs associated with shareholder activism.

PROPOSAL 1

ELECTION OF DIRECTORS

Our directors are elected by the shareholders at each annual shareholder meeting.

Our Board of Directors currently consists of four (4) directors: Wayne Tupuola, Troy Parkos, Carlos Garcia and Tim Miller . The Company nominates the four (4) current directors for election to the Board at the Annual Meeting.

Each nominee, if elected at the Annual Meeting, will hold office for a one-year term until our next annual meeting of shareholders or until their successor is elected and qualified, or until their earlier death, resignation or removal.

The Board of Directors believes that each nominee has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. The biographies below reflect the particular experience, qualifications, attributes and skills that led the Board of Directors to conclude that each nominee should serve on the Board of Directors.

The information set forth under the heading “Information About Our Board of Directors” details the Director Nominees’ business experience and qualifications that led to the nomination by the Nominations and Corporate Governance Committee and approval by the Board of Directors for recommendation of each individual for election.

If, for any reason, any Director Nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Vote Required

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Directors will be elected by a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR”

EACH OF THE COMPANY’S DIRECTOR NOMINEES LISTED ABOVE

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following is the breakdown of aggregate fees for the last two fiscal years.

Description	December 31, 2024	December 31, 2023
Audit fees	$94,310	$114,500
Audit-related fees	-	-
Tax fees	-	-
All other fees
Total	$94,310	$114,500

It is our policy to engage the principal accounting firm to conduct the financial audit for our company and to confirm prior to such engagement, that such principal accounting firm is independent of our company when required by SEC rules and regulations. All services of the principal accounting firm reflected above were approved by the Board of Directors.

- “Audit Fees” are fees paid for professional services for the audit of our financial statements.

- “Audit-Related fees” are fees paid for professional services not included in the first category, specifically, SAS 100 reviews, SEC filings and consents, and accounting consultations on matters addressed during the audit or interim reviews, and review work related to quarterly filings.

- “Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns.

- “All other fees” related to the reviews of Registration Statements on Form S-1

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit- related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accountant. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent registered public accountant to management.

Our Audit Committee requires that the independent registered public accountant, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

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All of the services provided above under the caption “Audit-Related Fees” were approved by our Board of Directors or by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

For more information surrounding M&K CPAS’s appointment, please see the section entitled “The Audit Committee.”

Vote Required

Shareholder ratification of the Audit Committee’s appointment of M&K CPAS as our independent registered public accounting firm is not required by our Bylaws or otherwise. Nonetheless, the Board of Directors has elected to submit the appointment of M&K CPAS to our shareholders for ratification. If a quorum is present, this Proposal 2 will be approved if a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting votes for ratification. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and, thus, will have the same effect as a vote “Against” this proposal. As a routine matter, there will not be any broker non-votes with respect to this proposal. With respect to this Proposal 2, the Board’s Audit Committee is not bound by either an affirmative or negative vote. The Audit Committee will consider a vote against M&K CPAS by the shareholders in selecting the Company’s independent registered accounting firm in the future.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR”

RATIFICATION OF THE APPOINTMENT OF

M&K CPAS, PLLC

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement.

Security holders sharing an address and receiving a single copy may request to receive a separate Information Statement at Laser Photonics Corporation, 1101 North Keller Road, Suite G, Orlando, FL 32810. Security holders sharing an address can request delivery of a single copy of the Information Statement if they are receiving multiple copies may also request to receive a separate Information Statement at Laser Photonics Corporation, 1101 North Keller Road, Suite G, Orlando, FL 32810, telephone: (407) 804-1000.

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WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

We will provide, upon request and without charge, to each shareholder receiving this Information Statement a copy of our filings with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Laser Photonics Corporation, 1101 North Keller Road, Suite G, Orlando, Florida, telephone: (407) 804-1000.

Date: November 12, 2025	Laser Photonics Corporation

By Order of the Board of Directors

	By:	/s/ Wayne Tupuola
Wayne Tupuola
President and CEO

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